UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 29, 2014

FIRST FINANCIAL BANKSHARES, INC.

(Exact Name of Registrant as Specified in its Charter)

Texas	0-7674	75-0944023
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

400 Pine Street, Abilene, Texas 79601

(Address of Principal Executive Offices and Zip Code)

Registrant’s Telephone Number (325) 627-7155

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13 e-4 (c))

ITEM 8.01 OTHER EVENTS

On October 29, 2014, First Financial Bankshares, Inc. (the “Company”) announced that its Board of Directors renewed its stock repurchase program. Under this plan, the Company may repurchase up to 1,500,000 shares, or 2.3% of the current outstanding shares, from time to time, depending on market conditions, at prevailing market prices in open-market and other transactions. The Company issued a press release regarding the matters described above. The complete text of this press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

99.1 Press Release dated October 29, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANKSHARES, INC. (Registrant)

DATE: October 30, 2014	By:	/S/ F. Scott Dueser
F. SCOTT DUESER
President and Chief Executive Officer